SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


 Date of Report (date of earliest event reported):  OCTOBER 19, 2001



                   WAUSAU-MOSINEE PAPER CORPORATION
                      SAVINGS AND INVESTMENT PLAN
      (Exact name of registrant as specified in its charter)



      WISCONSIN              333-02845              39-6697254
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1244 KRONENWETTER DRIVE
                      MOSINEE, WI 54455-9099

   (Address of principal executive offices, including Zip Code)

                          (715) 693-4470
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     CURRENT INDEPENDENT ACCOUNTANTS

     The Wausau-Mosinee Paper Corporation Savings and Investment Plan (the "Plan") has terminated the appointment of Wipfli Ullrich Bertelson LLP ("Wipfli") as the independent public accountant of the Plan effective as of October 19, 2001.

     The reports of Wipfli on the Plan's financial statements for the two fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits for the two most recent fiscal years and through October 19, 2001, there have been no disagreements with Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli, would have caused Wipfli to make reference to them in their report on the financial statements for those years.

     During the two most recent fiscal years and through October 19, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Plan provided Wipfli with a copy of the disclosures it is making herein prior to the filing of this report and requested that Wipfli furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated October 19, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     NEW INDEPENDENT ACCOUNTANTS

     The Plan engaged Arthur Andersen LLP ("Andersen") effective
 October 19, 2001 to act as its independent public accountant in auditing the Plan's financial statements.

     During the two most recent fiscal years and through October 19, 2001, the Plan did not consult with Andersen regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Plan's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (C)  EXHIBITS.
     16.1  Letter from Wipfli Ullrich Bertelson LLP dated October 19, 2001.


                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WAUSAU-MOSINEE PAPER CORPORATION
                              SAVINGS AND INVESTMENT PLAN



 Date:  October 19, 2001      By:  STUART R. CARLSON
                                   Stuart R. Carlson, Chairman
                                   Wausau-Mosinee Paper Corporation
                                   Employee Benefits Committee

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                 WAUSAU-MOSINEE PAPER CORPORATION
                    SAVINGS AND INVESTMENT PLAN
                      DATED OCTOBER 19, 2001
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. Section 232.102(d))



 EXHIBIT  DESCRIPTION


 16.1 Letter to Securities and Exchange Commission dated October 19, 2001 from Wipfli Ullrich Bertelson LLP